SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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ATLANTIC SYNERGY, INC.

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(Name of Registrant as Specified In Its Charter)

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INFORMATION STATEMENT

DATED:   October 5, 2004

ATLANTIC SYNERGY, INC.

14 Wall Street, Suite 1620, New York, New York 10005

(800) 361-5540

INFORMATION STATEMENT

This information  statement (the "Information  Statement") is furnished to  the  shareholders  of  Atlantic Synergy,  Inc.,  a  Nevada  corporation  (the "Company"),  with  respect to certain  corporate  actions of the  Company.  This information is first being provided to shareholders on or about October 5, 2004.

The corporate action involves two Proposals (the "Proposals"):

1.

 To  ratify an  amendment  to  the   Company's   Articles  of Incorporation  to increase the authorized shares to 50,000,000 shares of common stock,  par value of $.001 per share, (the “Common Stock”) and to reauthorize 5,000,000 shares of preferred stock with a par value of $.001 per share of preferred stock (the “Preferred Stock”).

2.

To approve an amendment to the Company’s Articles of Incorporation to change the Company’s name to Acies Corporation.

THE TOTAL VOTING SHARES ARE AS FOLLOWS:

As of October 1, 2004:  37,365,207 shares of common stock outstanding.

AT OCTOBER 1, 2004 PRINCIPAL SHAREHOLDERS WHO COLLECTIVELY HOLD IN EXCESS OF 50% OF THE VOTES AT THAT DATE, OR

Total indicated votes of Shareholders -   28,487,362

50% of total votes of all shareholder votes -   18,6892,603

HAVE  INDICATED THAT THEY WILL GIVE THEIR WRITTEN CONSENT AS PROVIDED UNDER NEVADA LAW FOR  THE RATIFICATION OF PROPOSAL 1 AND FOR PROPOSAL 2.  ASSUMING THESE STOCKHOLDERS GIVE THEIR WRITTEN CONSENT, WHICH WE HAVE NO REASON TO BELIEVE WILL NOT OCCUR, PROPOSAL ONE SHOULD BE RATIFIED AND PROPOSAL 2  SHOULD  BE  APPROVED   WITHOUT  THE  AFFIRMATIVE  VOTE  OF  ANY  OTHER SHAREHOLDERS  OF THE COMPANY.  THIS ACTION IS EXPECTED TO BE TAKEN NOT LESS THAN TWENTY (20) DAYS FROM THE  MAILING OF THIS  INFORMATION  STATEMENT,  BUT AS SOON THEREAFTER AS PRACTICABLE.

                       BY ORDER OF THE BOARD OF DIRECTORS

/s/ OLEG FIRER

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DIRECTOR AND CHIEF EXECUTIVE OFFICER

New York NY

      October 5, 2004

TABLE OF CONTENTS

ABOUT THE INFORMATION STATEMENT	6
WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?	6
WHO IS ENTITLED TO NOTICE?	7
WHAT CORPORATE MATTERS WILL THE PRINCIPAL SHAREHOLDERS VOTE FOR AND HOW WILL THEY VOTE?	7
WHAT VOTE IS REQUIRED TO RATIFY/APPROVE THE PROPOSALS?	7
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS	8
PROPOSAL 1 - AMENDMENT TO THE ARTICLES OF INCORPORATION	9
PURPOSE OF INCREASING NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	9
PROPOSAL 2 - AMENDMENT TO THE ARTICLES OF INCORPORATION	10
PURPOSE OF CHANGING OUR NAME	10
DESCRIPTION OF SECURITIES	10
COMMON STOCK	11
PREFERRED STOCK	11
ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE ARTICLES OF INCORPORATION	11
ADDITIONAL INFORMATION	12
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON	13
PROPOSALS BY SECURITY HOLDERS	13
EXPENSE OF INFORMATION STATEMENT	13
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS	13
COMPANY CONTACT INFORMATION	13

.

ATLANTIC SYNERGY, INC.

14 Wall Street, Suite 1620, New York, New York 10005

(800) 361-5540

INFORMATION STATEMENT

OCTOBER 5, 2004

This  information  statement  contains  information  related to corporate actions of Atlantic Synergy, Inc., a Nevada corporation (the "Company"), and is expected to be mailed to shareholders on or about October 5, 2004.

ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This information  statement is being provided pursuant to Section 14 of the Securities  Exchange Act of 1934 to notify the Company's  shareholders as of the close of  business  on the Record Date of  corporate  action  taken or expected to be taken  pursuant to the consents or  authorizations  of  principal  shareholders. This information is first being provided to shareholders on or about October 5, 2004.

The corporate action involves two Proposals (the "Proposals"):

1.

To  ratify an  amendment  to  the   Company's   Articles  of Incorporation  to increase the authorized shares to 50,000,000 shares of common stock,  par value of $.001 per share, (the “Common Stock”) and to reauthorize 5,000,000 shares of preferred stock with a par value of $.001 per share of preferred stock (the “Preferred Stock”).

2.

To approve an amendment to the Company’s Articles of Incorporation to change the Company’s name to Acies Corporation.

THE TOTAL VOTING SHARES ARE AS FOLLOWS:

As of October 1, 2004:  37,365,207 shares of common stock outstanding.

AT OCTOBER 1, 2004 PRINCIPAL SHAREHOLDERS WHO COLLECTIVELY HOLD IN EXCESS OF 50% OF THE VOTES AT THAT DATE, OR

Total indicated votes of Shareholders -   28,487,362

50% of total votes of all shareholder votes –   18,6892,603

HAVE  INDICATED THAT THEY WILL GIVE THEIR WRITTEN CONSENT AS PROVIDED UNDER NEVADA LAW FOR  THE RATIFICATION OF PROPOSAL 1 AND FOR PROPOSAL 2.  ASSUMING THESE STOCKHOLDERS GIVE THEIR WRITTEN CONSENT, WHICH WE HAVE NO REASON TO BELIEVE WILL NOT OCCUR, PROPOSAL ONE SHOULD BE RATIFIED AND PROPOSAL 2  SHOULD  BE  APPROVED   WITHOUT  THE  AFFIRMATIVE  VOTE  OF  ANY  OTHER SHAREHOLDERS  OF THE COMPANY.  THIS ACTION IS EXPECTED TO BE TAKEN NOT LESS THAN TWENTY (20) DAYS FROM THE  MAILING OF THIS  INFORMATION  STATEMENT,  BUT AS SOON THEREAFTER AS PRACTICABLE.

WHO IS ENTITLED TO NOTICE?

Each  outstanding  share of  common  stock as of record on the close of business on October 1, 2004, will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations.  Under Nevada corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the other minority shareholders in connection with the Proposals is required.

WHAT  CORPORATE  MATTERS WILL THE PRINCIPAL   SHAREHOLDERS  VOTE FOR AND HOW WILL THEY VOTE?

Shareholders holding a majority of the outstanding voting stock have indicated that they have voted or will vote for the following matters:

•

To  ratify an  amendment  to  the   Company's   Articles  of Incorporation  to increase the authorized shares to 50,000,000 shares of common stock,  par value of $.001 per share, (the “Common Stock”) and to reauthorize 5,000,000 shares of preferred stock with a par value of $.001 per share of preferred stock (the “Preferred Stock”).

•

To approve an amendment to the Company’s Articles of Incorporation to change the Company’s name to Acies Corporation.

WHAT VOTE IS REQUIRED TO RATIFY/APPROVE THE PROPOSALS?

THE TOTAL VOTING SHARES ARE AS FOLLOWS:

As of October 1, 2004:  37,365,207 shares of common stock outstanding.

AT OCTOBER 1, 2004 PRINCIPAL SHAREHOLDERS WHO COLLECTIVELY HOLD IN EXCESS OF 50% OF THE VOTES AT THAT DATE, OR

Total indicated votes of Shareholders -   28,487,362

50% of total votes of all shareholder votes -   18,6892,603

HAVE  INDICATED THAT THEY WILL GIVE THEIR WRITTEN CONSENT AS PROVIDED UNDER NEVADA LAW FOR  THE RATIFICATION OF PROPOSAL 1 AND FOR PROPOSAL 2.  ASSUMING THESE STOCKHOLDERS GIVE THEIR WRITTEN CONSENT, WHICH WE HAVE NO REASON TO BELIEVE WILL NOT OCCUR, PROPOSAL ONE SHOULD BE RATIFIED AND PROPOSAL 2  SHOULD  BE  APPROVED   WITHOUT  THE  AFFIRMATIVE  VOTE  OF  ANY  OTHER SHAREHOLDERS  OF THE COMPANY.  THIS ACTION IS EXPECTED TO BE TAKEN NOT LESS THAN TWENTY (20) DAYS FROM THE  MAILING OF THIS  INFORMATION  STATEMENT,  BUT AS SOON THEREAFTER AS PRACTICABLE.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS

The following tables set forth the ownership, as of the date of this Information Statement, of our common stock by each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, our directors, and our executive officers and directors as a group.  To the best of our knowledge, the persons named have sole voting and investment power with respect to such shares, except as otherwise noted.  There are not any pending or anticipated arrangements that may cause a change in control.

The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the Securities and Exchange Commission and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within 60 days through the conversion or exercise of any convertible security, warrant, option or other right. More than one person may be deemed to be a beneficial owner of the same securities. The percentage of beneficial ownership by any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, we believe that the beneficial owners of our common stock listed below have sole voting and investment power with respect to the shares shown.

Name and Address of Beneficial Owner (1)	Shares Owned Beneficially (2)	Percentage of Class Owned

Oleg Firer	9,580,886 (3)	25.64%

Yakov Shimon	9,580,886 (3)	25.64%

Miron Guilliadov	9,580,886 (3)	25.64%

Michael Beygelman	1,041,456	2.78%

All officers and directors as a group (2 people)	10,622,342	28.43%

(1)

The address of the current directors and officers and certain persons known by the Company to own beneficially 5% or more of the Common Stock is 14 Wall Street, Suite 1620, New York, New York 10005

(2)

As of October 1, 2004 there were 37,365,207 shares of Common Stock outstanding.

(1)

Includes 342,188 shares of the Registrant’s Common Stock owned by GM Merchant Solution, Inc. a New York corporation (“GM-NY”), and 342,188 shares owned by GMS-NY Worldwide, LLC, a New York limited liability Company doing business as GM Merchant Solution  (“GMS-NY”).  Messrs. Firer, Shimon and Guilliadov each own one-third of the ownership interest of GM-NY and GMS-NY and are each considered to be the beneficial owners of all 342,188 shares of the Company’s Common Stock owned by each of GM-NY and GMS-NY, respectively.

PROPOSAL 1 - AMENDMENT TO THE ARTICLES OF INCORPORATION

The Company's Board of Directors proposes to  ratify an  amendment  previously approved by a majority of stockholders under Nevada Law on July 1, 2004 to  the   Company's   Articles  of Incorporation  to increase the authorized shares to 50,000,000 shares of common stock,  par value of $.001 per share, (the “Common Stock”) and to reauthorize 5,000,000 shares of preferred stock with a par value of $.001 per share of preferred stock (the “Preferred Stock”).

PURPOSE OF INCREASING NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Company recently issued 26,150,000 shares of common stock pursuant to an Exchange Agreement which closed July 2, 2004 whereby Acies, Inc. ultimately became our wholly-owned subsidiary.  This occurred following amendment  previously approved by a majority of stockholders under Nevada Law on July 1, 2004 to  the   Company's   Articles  of Incorporation  to increase the authorized shares to 50,000,000 shares of common stock,  par value of $.001 per share, (the “Common Stock”) and to reauthorize 5,000,000 shares of preferred stock with a par value of $.001 per share of preferred stock (the “Preferred Stock”).  The number of issued and outstanding shares that were required to be  issued under the Exchange Agreement exceeded the authorized and unissued shares of common stock of the Company prior to the closing of the Exchange Agreement.  In  addition to the reasons set forth  above,  the  Company's  Board of Directors believes that it is desirable to have additional  authorized shares of common stock  available for other possible  future  financings,  possible future acquisition  transactions and other general  corporate  purposes.  The Company's Board of Directors  believes that having such  additional  authorized  shares of common  stock  available  for  issuance  in the future  should  give the Company greater  flexibility  and may allow such shares to be issued without the expense and  delay  of a  special  shareholders'  meeting.  Although  such  issuance  of additional  shares with  respect to future  financings  and  acquisitions  would dilute existing  shareholders,  management believes that such transactions would increase the value of the Company to its shareholders.

At this time, we have no plans, proposals, or arrangements written or otherwise; and we are not currently considering any acquisition transactions, future financings or other general corporate purposes; that would require us to issue any of the newly authorized shares of common stock other than the shares issued under the Exchange Agreement.

The amendment to the Company's  Articles of Incorporation  provides for the  authorization  of 50,000,000  shares of the Company's common stock and 5,000,000 shares of preferred stock. As of October 1, 2004, 37,365,207  shares of common stock were outstanding.

The amendment to the Company's Articles of Incorporation was filed with  the  Nevada  Secretary of State so that the Article IV of the  Articles  of  Incorporation  is  as  follows:

The aggregate number of shares which the corporation shall have the authority to issue shall consist of 50,000,000 shares of common stock having $.001 par value, and 5,000,000 shares of preferred stock having $.001 par value.

PROPOSAL 2 - AMENDMENT TO THE ARTICLES OF INCORPORATION

The Company's Board of Directors proposes an  amendment to the Company's Articles  of Incorporation change our name to Acies Corporation.

PURPOSE OF CHANGING OUR NAME

The Company recently issued 26,150,000 shares of common stock pursuant to an Exchange Agreement which closed July 2, 2004 whereby Acies, Inc. ultimately became our wholly-owned subsidiary.  We now wish to change our name to the name of the company we acquired to avoid confusion.  However, under Nevada law we can only use a similar name, which is why we have chosen Acies Corporation.

DESCRIPTION OF SECURITIES

COMMON STOCK

The  current  authorized  capital  stock  of the  Company  consists  of 50,000,000 shares of common stock, par value $0.001 per share. As of October 1, 2004, the Company had 37,365,207 shares of common stock outstanding. Each share of the  Company's  common  stock  entitles the holder to one vote on each matter submitted to a vote of shareholders,  including the election of directors. There is no cumulative  voting. The holders of the Company's common stock are entitled to receive ratably such dividends,  if any, as may be declared from time to time by the Board of Directors out of funds legally  available  therefor.  Holders of the Company's common stock have no preemptive,  conversion or other subscription rights.  There are no  redemption  or sinking fund  provisions  available to the Company's  common stock. In the event of liquidation,  dissolution or winding up the Company,  the holders of common  stock are entitled to share  ratably in all assets  remaining  after payment of liabilities.  Additional  information can be found in our Articles of Incorporation and our Bylaws,  which are filed with the Securities and Exchange Commission.

PREFERRED STOCK

We are authorized to issue 5,000,000 shares of preferred stock.  No shares are currently issued.  We presently have no plans to issue any shares of preferred stock. However, preferred stock may be issued with preferences and designations as the board of directors may from time to time determine. The board may, without stockholders approval, issue preferred stock with voting, dividend, liquidation and conversion rights that could dilute the voting strength of our common stockholders and may assist management in impeding and unfriendly takeover or attempted changes in control.

There are no restrictions on our ability to repurchase or reclaim our preferred shares while there is any arrearage in the payment of dividends on our preferred stock.

ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE ARTICLES OF INCORPORATION

Except for dilution caused by shares issued under the Exchange Agreement, the increase in the authorized number of shares of common stock will not, in and of itself, have any further immediate effect on the rights of our stockholders, any future issuance of additional shares of common stock in addition to the shares issued under the Exchange Agreement with Acies could affect our stockholders in a number of respects, including the following:

•

Dilution to the existing stockholders, including a dilution of the voting power of the current holders of our common stock, and a decrease in the earnings per share and book value per share of outstanding shares of our common stock at such time. In addition, the issuance of additional shares could adversely affect the market price of our common stock.

•

   The issuance of authorized but unissued stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with our board of directors' desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price.  Management might use the additional shares to resist or frustrate such a third party transaction providing an above market premium that is favored by a majority of the independent shareholders.

We have no present intention to use the increased authorized common stock for anti-takeover purposes, nor is the proposed amendment in response to any effort by any person or group to accumulate our stock or to obtain control of us by any means except under the Exchange Agreement. The proposed amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in our articles of incorporation or bylaws as in effect on the date hereof. However, the issuance of additional shares of common stock would increase the number of shares necessary to acquire control of the board of directors or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination involving us. Issuance of additional shares unrelated to any takeover attempt, such as under the Exchange Agreement, could also have these effects. Management has no current intent to propose anti-takeover measures in future proxy solicitations or information statements.  Further, the Company does not have any plans or proposals to adopt  provisions  or enter into  agreements and there are no provisions in any existing agreements, including but not limited to our articles, bylaws, employment agreements or credit agreements, that may have material anti-takeover consequences.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities  Exchange Act of 1934, as amended, and in accordance therewith file annual and quarterly reports on Form 10-KSB and 10-QSB, proxy and information statements and other forms and reports with the Securities and Exchange Commission. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the Securities and Exchange Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Securities and Exchange Commission also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the Securities and Exchange Commission through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

         (a)      No  officer or director  of the  Company  has any  substantial interest in the  matters to be acted upon,  other than his role as an officer or director of the Company or related to the Exchange Agreement.

         (b)      No  director of the Company has  informed  the Company that he intends to oppose the  proposed  actions to be taken by the Company set forth in this information statement.

PROPOSALS BY SECURITY HOLDERS

No security  holder has requested the Company to included any Proposals in this information statement.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by our Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may after supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our common stock held of record by such persons and that our Company will reimburse them for their reasonable expenses incurred in connection therewith.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one information  statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security  holders.  The Company shall  deliver  promptly upon written or oral request a separate copy of the  information  statement to a security  holder at a shared address to which a single copy of the documents was delivered.  A security  holder can notify the Company that the  security  holder wishes to  receive a separate  copy of the  information  statement  by sending a written  request to the Company below; or by calling the Company at the number below and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and annual reports.

COMPANY CONTACT INFORMATION

All inquires regarding our Company should be addressed to our Company's principal executive office:

ATLANTIC SYNERGY, INC.

14 Wall Street, Suite 1620, New York, New York 10005

(800) 361-5540

Attention:  Oleg Firer, President

SIGNATURE

Dated October 5, 2004

/s/ Oleg Firer

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Oleg Firer, President and CEO